FLINT RIVER BANCSHARES, INC.
Certification Pursuant to 18 U.S.C. Section 1350
For the Three Months Ended March 31, 2005
Exhibit 32.1

In connection with the Quarterly Report of Flint River Bancshares, Inc. (the “Company”) on Form 10-QSB for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerald E. Lewis, Chief Executive Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: June 3, 2005

/s/ Gerald E. Lewis
Gerald E. Lewis
Chief Executive Officer